                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Randall C. Hall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 100,000 shares of the Company's common stock, $1.00 par value per share, and the related options granted under the Company's 1997 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and options.


         EXECUTED on the 28th day of April, 1997.



                                                     /s/ John N. Bray
                                                     ----------------
                                                     John N. Bray

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Randall C. Hall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 100,000 shares of the Company's common stock, $1.00 par value per share, and the related options granted under the Company's 1997 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and options.


         EXECUTED on the 28th day of April, 1997.



                                 /s/ Robert E. Cline
                                 -------------------
                                 Robert E. Cline

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Randall C. Hall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 100,000 shares of the Company's common stock, $1.00 par value per share, and the related options granted under the Company's 1997 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and options.


         EXECUTED on the 28 day of April, 1997.



                              /s/ John A. Forlines, Jr.
                              -------------------------
                              John A. Forlines, Jr.

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Randall C. Hall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 100,000 shares of the Company's common stock, $1.00 par value per share, and the related options granted under the Company's 1997 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and options.


         EXECUTED on the 28 day of April, 1997.



                               /s/ Barbara F. Frelman
                               ----------------------
                               Barbara F. Frelman

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Randall C. Hall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 100,000 shares of the Company's common stock, $1.00 par value per share, and the related options granted under the Company's 1997 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and options.


         EXECUTED on the 28 day of April, 1997.



                                 /s/ Hugh R. Gaither
                                 -------------------
                                 Hugh R. Gaither

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Randall C. Hall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 100,000 shares of the Company's common stock, $1.00 par value per share, and the related options granted under the Company's 1997 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and options.


         EXECUTED on the 28 day of April, 1997.



                                /s/ Charles M. Snipes
                                ---------------------
                                Charles M. Snipes

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Randall C. Hall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 100,000 shares of the Company's common stock, $1.00 par value per share, and the related options granted under the Company's 1997 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and options.


         EXECUTED on the 28 day of April, 1997.



                               /s/ Boyd C. Wilson, Jr.
                               -----------------------
                               Boyd C. Wilson, Jr.